                                                                    EXHIBIT 20.5



                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - C

                         MONTHLY SERVICER'S CERTIFICATE



         Accounting Date:                                   August 31, 1999
                                                   -------------------------
         Determination Date:                              September 6, 1999
                                                   -------------------------
         Distribution Date:                              September 15, 1999
                                                   -------------------------
         Monthly Period Ending:                             August 31, 1999
                                                   -------------------------

         This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of September 1, 1998, among Arcadia Automobile Receivables Trust, 1998-C (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

         Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.




   I.    Collection Account Summary

         Available Funds:
                      Payments Received                                                    $18,436,048.81
                      Liquidation Proceeds (excluding Purchase Amounts)                     $1,707,557.56
                      Current Monthly Advances                                                 208,120.09
                      Amount of withdrawal, if any, from the Spread Account                         $0.00
                      Monthly Advance Recoveries                                              (215,803.27)
                      Purchase Amounts-Warranty and Administrative Receivables                      $0.00
                      Purchase Amounts - Liquidated Receivables                                     $0.00
                      Income from investment of funds in Trust Accounts                        $76,526.20
                                                                                     ---------------------
         Total Available Funds                                                                                       $20,212,449.39
                                                                                                                  ==================

         Amounts Payable on Distribution Date:
                      Reimbursement of Monthly Advances                                             $0.00
                      Backup Servicer Fee                                                           $0.00
                      Basic Servicing Fee                                                     $484,072.56
                      Trustee and other fees                                                        $0.00
                      Class A-1 Interest Distributable Amount                                       $0.00
                      Class A-2 Interest Distributable Amount                                 $558,803.19
                      Class A-3 Interest Distributable Amount                               $1,606,500.00
                      Noteholders' Principal Distributable Amount                          $14,990,234.07
                      Amounts owing and not paid to Security Insurer under
                          Insurance Agreement                                                       $0.00
                      Supplemental Servicing Fees (not otherwise paid to Servicer)                  $0.00
                      Spread Account Deposit                                                $2,572,839.57
                                                                                     ---------------------
         Total Amounts Payable on Distribution Date                                                                  $20,212,449.39
                                                                                                                 ===================


                                Page 1 (1998-C)

'

  II.    Available Funds

         Collected Funds (see V)
                                         Payments Received                                   $18,436,048.81
                                         Liquidation Proceeds (excluding
                                            Purchase Amounts)                                 $1,707,557.56       $20,143,606.37
                                                                                           -----------------

         Purchase Amounts                                                                                                  $0.00

         Monthly Advances
                                         Monthly Advances - current Monthly Period (net)         ($7,683.18)
                                         Monthly Advances - Outstanding Monthly Advances
                                            not otherwise reimbursed to the Servicer                  $0.00           ($7,683.18)
                                                                                           -----------------

         Income from investment of funds in Trust Accounts                                                            $76,526.20
                                                                                                               ------------------

         Available Funds                                                                                          $20,212,449.39
                                                                                                               ==================

  III.   Amounts Payable on Distribution  Date

         (i)(a)     Taxes due and unpaid with respect to the Trust
                    (not otherwise paid by OFL or the Servicer)                                                            $0.00

         (i)(b)     Outstanding Monthly Advances (not otherwise reimbursed
                    to Servicer and to be reimbursed on the Distribution Date)                                             $0.00

         (i)(c)     Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                        $0.00

         (ii)       Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
                                         Owner Trustee                                             $0.00
                                         Administrator                                             $0.00
                                         Indenture Trustee                                         $0.00
                                         Indenture Collateral Agent                                $0.00
                                         Lockbox Bank                                              $0.00
                                         Custodian                                                 $0.00
                                         Backup Servicer                                           $0.00
                                         Collateral Agent                                          $0.00                   $0.00
                                                                                          ---------------

         (iii)(a)   Basic Servicing Fee (not otherwise paid to Servicer)                                             $484,072.56

         (iii)(b)   Supplemental Servicing Fees (not otherwise paid to Servicer)                                           $0.00

         (iii)(c)   Servicer reimbursements for mistaken deposits or postings of checks
                    returned for insufficient funds (not otherwise reimbursed to Servicer)                                 $0.00

         (iv)       Class A-1 Interest Distributable Amount                                                                $0.00
                    Class A-2 Interest Distributable Amount                                                          $558,803.19
                    Class A-3 Interest Distributable Amount                                                        $1,606,500.00

         (v)        Noteholders' Principal Distributable Amount
                                         Payable to Class A-1 Noteholders                                                  $0.00
                                         Payable to Class A-2 Noteholders                                         $14,990,234.07
                                         Payable to Class A-3 Noteholders                                                  $0.00
                                         Payable to Class A-4 Noteholders                                                  $0.00
                                         Payable to Class A-5 Noteholders                                                  $0.00

         (vii)      Unpaid principal balance of the Class A-1 Notes after deposit to the Note
                    Distribution Account of any funds in the Class A-1 Holdback Subaccount
                    (applies only on the Class A-1 Final Scheduled Distribution Date)                                      $0.00

         (ix)       Amounts owing and not paid to Security Insurer under Insurance Agreement                               $0.00
                                                                                                               ------------------

                    Total amounts payable on Distribution Date                                                    $17,639,609.82
                                                                                                               ==================

                                Page 2 (1998-C)

  IV.   Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and
        Class A-1 Maturity Shortfall

        Spread Account deposit:

                              Amount of excess, if any, of Available Funds
                              over total amounts payable (or amount of such
                              excess up to the Spread Account Maximum Amount)                                         $2,572,839.57

        Reserve Account Withdrawal on any Determination Date:

                              Amount of excess, if any, of total amounts payable over Available Funds
                              (excluding amounts payable under item (vii) of Section III)                                     $0.00

                              Amount available for withdrawal from the Reserve Account (excluding the
                              Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount
                              (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect
                              of transfers of Subsequent Receivables)                                                         $0.00

                              (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the
                              Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                              Amount of withdrawal, if any, from the Reserve Account                                          $0.00

        Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date:

                              Amount by which (a) the remaining principal balance of the Class A-1 Notes exceeds (b) Available Funds after payment of amounts set forth in item (v)
                              of Section III                                                                                  $0.00

                              Amount available in the Class A-1 Holdback Subaccount                                           $0.00

                              (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v)
                              of Section III) shall be withdrawn by the Indenture Trustee from the
                              Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution
                              Account for payment to the Class A-1 Noteholders)

                              Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                            $0.00

        Deficiency Claim Amount:

                              Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1 Holdback Subaccount and
                              Available Funds                                                                                 $0.00

                              (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section
                              III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

        Pre-Funding Account Shortfall:

                              Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class
                              A-1 Prepayment Amount, the Class A-2 Prepayment Amount, and the
                              Class A-3 Prepayment Amount over (b) the amount on deposit in the Pre-Funding Account           $0.00

        Class A-1 Maturity Shortfall:

                              Amount of excess, if any, on the Class A-1 Final Scheduled Distribution Date,
                              of (a) the unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or pursuant to a withdrawal from the
                              Class A-1 Holdback Subaccount.                                                                  $0.00

        (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity
        Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the
        Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the
        Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)


                                Page 3 (1998-C)

  V.    Collected Funds

        Payments Received:
                            Supplemental Servicing Fees                                               $0.00
                            Amount allocable to interest                                       6,490,446.62
                            Amount allocable to principal                                     11,945,602.19
                            Amount allocable to Insurance Add-On Amounts                              $0.00
                            Amount allocable to Outstanding Monthly Advances
                              (reimbursed to the Servicer prior to deposit
                              in the Collection Account)                                              $0.00
                                                                                        --------------------

        Total Payments Received                                                                                      $18,436,048.81

        Liquidation Proceeds:
                            Gross amount realized with respect to Liquidated Receivables       1,714,205.74

                            Less: (i) reasonable expenses incurred by Servicer
                               in connection with the collection of such Liquidated
                               Receivables and the repossession and disposition
                               of the related Financed Vehicles and (ii) amounts
                               required to be refunded to Obligors on such Liquidated
                               Receivables                                                        (6,648.18)
                                                                                        --------------------

        Net Liquidation Proceeds                                                                                      $1,707,557.56

        Allocation of Liquidation Proceeds:
                             Supplemental Servicing Fees                                               $0.00
                             Amount allocable to interest                                              $0.00
                             Amount allocable to principal                                             $0.00
                             Amount allocable to Insurance Add-On Amounts                              $0.00
                             Amount allocable to Outstanding Monthly Advances
                                (reimbursed to the Servicer prior to deposit
                                in the Collection Account)                                             $0.00                  $0.00
                                                                                        ---------------------    -------------------

        Total Collected Funds                                                                                        $20,143,606.37
                                                                                                                 ===================

 VI.    Purchase Amounts Deposited in Collection Account

        Purchase Amounts - Warranty Receivables                                                                               $0.00
                         Amount allocable to interest                                                 $0.00
                         Amount allocable to principal                                                $0.00
                         Amount allocable to Outstanding Monthly Advances
                            (reimbursed to the Servicer prior to deposit in
                            the Collection Account)                                                   $0.00

        Purchase Amounts - Administrative Receivables                                                                         $0.00
                         Amount allocable to interest                                                 $0.00
                         Amount allocable to principal                                                $0.00
                         Amount allocable to Outstanding Monthly Advances
                          (reimbursed to the Servicer prior to deposit in
                          the Collection Account)                                                     $0.00
                                                                                       ---------------------

        Total Purchase Amounts                                                                                                $0.00
                                                                                                                 ===================

VII.    Reimbursement of Outstanding Monthly Advances

        Outstanding Monthly Advances                                                                                    $439,478.61

        Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                            Payments received from Obligors                                    ($215,803.27)
                            Liquidation Proceeds                                                      $0.00
                            Purchase Amounts - Warranty Receivables                                   $0.00
                            Purchase Amounts - Administrative Receivables                             $0.00
                                                                                        --------------------

         Outstanding Monthly Advances to be netted against Monthly
            Advances for the current Monthly Period                                                                    ($215,803.27)

         Outstanding Monthly Advances to be reimbursed out of
            Available Funds on the Distribution Date                                                                   ($215,803.27)

         Remaining Outstanding Monthly Advances                                                                         $223,675.34

         Monthly Advances - current Monthly Period                                                                      $208,120.09
                                                                                                                  ------------------

         Outstanding Monthly Advances - immediately following the Distribution Date                                     $431,795.43
                                                                                                                  ==================


                                Page 4 (1998-C)

VIII. Calculation of Interest and Principal Payments

      A. Calculation of Principal Distribution Amount

           Payments received allocable to principal                                                    $11,945,602.19
           Aggregate of Principal Balances as of the Accounting
              Date of all Receivables that became Liquidated
              Receivables during the Monthly Period                                                     $3,044,631.88
           Purchase Amounts - Warranty Receivables allocable
              to principal                                                                                      $0.00
           Purchase Amounts - Administrative Receivables
              allocable to principal                                                                            $0.00
           Amounts withdrawn from the Pre-Funding Account                                                       $0.00
           Cram Down Losses                                                                                     $0.00
                                                                                                   -------------------

           Principal Distribution Amount                                                               $14,990,234.07
                                                                                                   ===================

      B. Calculation of Class A-1 Interest Distributable Amount

           Class A-1 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-1 Notes
              (as of the immediately preceding Distribution Date
              after distributions of principal to Class A-1
              Noteholders on such Distribution Date)                                                            $0.00

           Multiplied by the Class A-1 Interest Rate                                   5.4700%

           Multiplied by actual days in the period or in the
              case of the first Distribution Date, by 23/360                       0.08333333                   $0.00
                                                                         ---------------------

           Plus any unpaid Class A-1 Interest Carryover Shortfall                                                   -
                                                                                                   -------------------

           Class A-1 Interest Distributable Amount                                                              $0.00
                                                                                                   ===================

      C. Calculation of Class A-2 Interest Distributable Amount

           Class A-2 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-2 Notes
              (as of the immediately preceding Distribution Date
              after distributions of principal to Class A-2
              Noteholders on such Distribution Date)                          $124,709,657.38

           Multiplied by the Class A-2 Interest Rate                                    5.377%

           Multiplied by actual days in the period or in the
              case of the first Distribution Date, by 23/360                       0.08333333             $558,803.19
                                                                         ---------------------

           Plus any unpaid Class A-2 Interest Carryover Shortfall                                                   -
                                                                                                   -------------------

           Class A-2 Interest Distributable Amount                                                        $558,803.19
                                                                                                   ===================

      D. Calculation of Class A-3 Interest Distributable Amount

           Class A-3 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-3 Notes
              (as of the immediately preceding Distribution Date
              after distributions of principal to Class A-3
              Noteholders on such Distribution Date)                          $340,000,000.00

           Multiplied by the Class A-3 Interest Rate                                    5.670%

           Multiplied by 1/12 or in the case of the first
             Distribution Date, by 23/360                                          0.08333333           $1,606,500.00 Change the A-3
                                                                         ---------------------                        to A-5 after
                                                                                                                      first month
           Plus any unpaid Class A-3 Interest Carryover Shortfall                                               $0.00
                                                                                                    ------------------

           Class A-3 Interest Distributable Amount                                                      $1,606,500.00
                                                                                                    ==================


                                Page 5 (1998-C)

      G.  Calculation of Noteholders' Interest Distributable Amount

          Class A-1 Interest Distributable Amount                                                     $0.00
          Class A-2 Interest Distributable Amount                                               $558,803.19
          Class A-3 Interest Distributable Amount                                             $1,606,500.00

          Noteholders' Interest Distributable Amount                                                                  $2,165,303.19
                                                                                                                  ==================

      H.  Calculation of Noteholders' Principal Distributable Amount:

          Noteholders' Monthly Principal Distributable Amount:

          Principal Distribution Amount                                                      $14,990,234.07

          Multiplied by Noteholders' Percentage ((i) for each Distribution
            Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, the initial principal balance of the Class A-2 Notes over the Aggregate Principal Balance
            (plus any funds remaining on deposit in the Pre-Funding Account)
            as of the Accounting Date for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the
            Determination Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
            Accounting Date for the preceding Distribution Date)                                     100.00%         $14,990,234.07
                                                                                        --------------------


          Unpaid Noteholders' Principal Carryover Shortfall                                                                   $0.00
                                                                                                                 -------------------

          Noteholders' Principal Distributable Amount                                                                $14,990,234.07
                                                                                                                 ===================

      I.  Application of Noteholders' Principal Distribution Amount:

          Amount of Noteholders' Principal Distributable Amount payable to
            Class A-1 Notes (equal to entire Noteholders' Principal Distributable
            Amount until the principal balance of the Class A-1 Notes is
            reduced to zero)                                                                                                  $0.00
                                                                                                                  ==================

          Amount of Noteholders' Principal Distributable Amount payable to
            Class A-2 Notes (no portion of the Noteholders' Principal
            Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
            thereafter, equal to the entire Noteholders' Principal Distributable
            Amount)                                                                                                  $14,990,234.07
                                                                                                                  ==================

IX.   Pre-Funding Account

      A.  Withdrawals from Pre-Funding Account:

          Amount on deposit in the  Pre-Funding Account as of the preceding
            Distribution Date or, in the case of the first Distribution Date,
            as of the Closing Date                                                                                            $0.41

          Less:  withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a Subsequent
            Transfer Date (an amount equal to (a) $0 (the aggregate Principal
            Balance of Subsequent Receivables transferred to the Trust) plus
            (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i)
            the Pre-Funded Amount after giving effect to transfer of Subsequent
            Receivables over (ii) $0))                                                                                        $0.00

          Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the November 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
            Account has been reduced to $100,000 or less as of the Distribution
            Date (see B below)                                                                                                $0.00
                                                                                                                  ------------------
          Amount remaining on deposit in the Pre-Funding Account after
            Distribution Date                                                                         $0.41
                                                                                        --------------------
                                                                                                                              $0.41
                                                                                                                  ==================


                                Page 6 (1998-C)

         B.  Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

             Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the
                Funding Period or the Pre-Funded Amount being reduced
                to $100,000 or less on any Distribution Date                                                                  $0.00

             Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share
                (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
                Distribution Date)                                                                                            $0.00

             Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share
                (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
                Distribution Date)                                                                                            $0.00

             Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share
                (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
                Distribution Date)                                                                                            $0.00

         C.  Prepayment Premiums:

             Class A-1 Prepayment Premium                                                                                     $0.00
             Class A-2 Prepayment Premium                                                                                     $0.00
             Class A-3 Prepayment Premium                                                                                     $0.00

   X.    Reserve Account

         Requisite Reserve Amount:

         Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes,
            Class A-2 Notes, Class A-3 Notes.

         Product of (x) weighted average of the Class A-1, A-2, and A-3, Interest Rate
             (based on outstanding Class A-1, A-2, and A-3, principal balance), divided by 360       5.5533%
         (y) (the Pre-Funded Amount on such Distribution Date)                                         0.00
         (z) (the number of days until the November 1998 Distribution Date))                              0
                                                                                                                                  -
         Less the product of (x) 2.5% divided by 360,                                                  2.50%
         (y) the Pre-Funded Amount on such Distribution Date and,                                      0.00
         (z) the number of days until the November 1998 Distribution Date                                0                    $0.00
                                                                                                                  ------------------


         Requisite Reserve Amount                                                                                             $0.00
                                                                                                                  ==================

         Amount on deposit in the Reserve Account (other than the Class A-1 Holdback
            Subaccount) as of the preceding Distribution Date or, in the case of the first
            Distribution Date, as of the Closing Date                                                                         $0.00

         Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the
            Reserve Account (other than the Class A-1 Holdback Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn
            from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                                   $0.00

         Less: the excess, if any, of the amount on deposit in the Reserve Account (other than the Class A-1
            Holdback Subaccount) over the Requisite Reserve Amount (and amount withdrawn from the
            Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee from amounts withdrawn from the Pre-Funding Account in respect of
            transfers of Subsequent Receivables)                                                                              $0.00

         Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback Subaccount)
            to cover the excess, if any, of total amount payable over Available Funds (see IV above)                          $0.00
                                                                                                                  ------------------

         Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback
            Subaccount) after the Distribution Date                                                                           $0.00
                                                                                                                 ===================


                                Page 7 (1998-C)

  XI.    Class A-1 Holdback Subaccount:

         Class A-1 Holdback Amount:

         Class A-1 Holdback Amount as of preceding Distribution Date or the
           Closing Date, as applicable,                                                                                       $0.00

         Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5%
           of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0
           (the Original Pool Balance after giving effect to the transfer of
           Subsequent Receivables on the Distribution Date or on a Subsequent
           Transfer Date preceding the Distribution Date))                                                                        0

         Less withdrawal, if any, of amount from the Class A-1 Holdback
           Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                                                  $0.00

         Less withdrawal, if any, of amount remaining in the Class A-1
           Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date
           after giving effect to any payment out of the Class A-1 Holdback
           Subaccount to cover a Class A-1 Maturity Shortfall (amount of
           withdrawal to be released by the Indenture Trustee)                                                                $0.00
                                                                                                                  ------------------

         Class A-1 Holdback Subaccount immediately following the
           Distribution Date                                                                                                  $0.00
                                                                                                                  ==================

  XII.   Calculation of Servicing Fees

         Aggregate Principal Balance as of the first day of the
           Monthly Period                                                $464,709,656.97
         Multiplied by Basic Servicing Fee Rate                                     1.25%
         Multiplied by months per year                                        0.08333333
                                                                         ----------------

         Basic Servicing Fee                                                                    $484,072.56

         Less: Backup Servicer Fees                                                                   $0.00

         Supplemental Servicing Fees                                                                  $0.00
                                                                                        --------------------

         Total of Basic Servicing Fees and Supplemental Servicing Fees                                                  $484,072.56
                                                                                                                 ===================

 XIII.   Information for Preparation of Statements to Noteholders

               a.       Aggregate principal balance of the Notes as of first day of Monthly Period
                            Class A-1 Notes                                                                                   $0.00
                            Class A-2 Notes                                                                         $124,709,657.38
                            Class A-3 Notes                                                                         $340,000,000.00

               b.       Amount distributed to Noteholders allocable to principal
                            Class A-1 Notes                                                                                   $0.00
                            Class A-2 Notes                                                                          $14,990,234.07
                            Class A-3 Notes                                                                                   $0.00

               c.       Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                            Class A-1 Notes                                                                                   $0.00
                            Class A-2 Notes                                                                         $109,719,423.31
                            Class A-3 Notes                                                                         $340,000,000.00

               d.       Interest distributed to Noteholders
                            Class A-1 Notes                                                                                   $0.00
                            Class A-2 Notes                                                                             $558,803.19
                            Class A-3 Notes                                                                           $1,606,500.00

               e.       1.  Class A-1 Interest Carryover Shortfall, if any (and change in amount
                            from preceding statement)                                                                         $0.00
                        2.  Class A-2 Interest Carryover Shortfall, if any (and change in amount
                            from preceding statement)                                                                         $0.00
                        3.  Class A-3 Interest Carryover Shortfall, if any (and change in amount
                            from preceding statement)                                                                         $0.00

               f.       Amount distributed payable out of amounts withdrawn from or pursuant to:
                        1.  Reserve Account                                                                                   $0.00
                        2.  Class A-1 Holdback Subaccount                                                                     $0.00
                        3.  Claim on the Note Policy                                                                          $0.00

               g.       Remaining Pre-Funded Amount                                                                           $0.41

               h.       Remaining Reserve Amount                                                                              $0.00


                                Page 8 (1998-C)

               i.       Amount on deposit on Class A-1 Holdback
                           Subaccount                                              $0.00

               j.       Prepayment amounts
                            Class A-1 Prepayment Amount                            $0.00
                            Class A-2 Prepayment Amount                            $0.00
                            Class A-3 Prepayment Amount                            $0.00

               k.        Prepayment Premiums
                            Class A-1 Prepayment Premium                           $0.00
                            Class A-2 Prepayment Premium                           $0.00
                            Class A-3 Prepayment Premium                           $0.00

               l.       Total of Basic Servicing Fee,
                              Supplemental Servicing Fees
                              and other fees, if any, paid
                              by the Trustee on behalf of
                              the Trust                                      $484,072.56

               m.       Note Pool Factors (after giving
                              effect to distributions
                              on the Distribution Date)
                            Class A-1 Notes                                   0.00000000
                            Class A-2 Notes                                   0.56556404
                            Class A-3 Notes                                   1.00000000

  XVI.  Pool Balance and Aggregate Principal Balance

           Original Pool Balance at beginning of Monthly Period          $599,999,999.59
           Subsequent Receivables                                                      -
                                                                         ----------------
           Original Pool Balance at end of Monthly Period                $599,999,999.59
                                                                         ================

           Aggregate Principal Balance as of preceding Accounting Date   $464,709,656.97     449,719,422.90         $449,719,423.31
           Aggregate Principal Balance as of current Accounting Date     $449,719,422.90               0.00
                                                                                                     ($0.41)

        Monthly Period Liquidated Receivables                        Monthly Period Administrative Receivables

        Loan #                    Amount                                     Loan #                   Amount
see attached listing            3,044,631.88                          see attached listing               -
                                       $0.00                                                          $0.00
                                       $0.00                                                          $0.00
                               $3,044,631.88                                                          $0.00

 XVIII.  Delinquency Ratio

         Sum of Principal Balances (as of the Accounting Date)
            of all Receivables delinquent more than 30 days with
            respect to all or any portion of a Scheduled Payment
            as of the Accounting Date                                      20,085,770.83

         Aggregate Principal Balance as of the Accounting Date           $449,719,422.90
                                                                         ----------------

         Delinquency Ratio                                                                      4,46628938%
                                                                                           ================

         IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.

                              ARCADIA  FINANCIAL  LTD.

                              By:
                                   --------------------------------------------

                              Name: Scott R. Fjellman
                                    -------------------------------------------
                              Title:  Vice President / Securitization
                                     ------------------------------------------


                                Page 9 (1998-C)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - C

                             PERFORMANCE INFORMATION

                  FOR THE MONTHLY PERIOD ENDING AUGUST 31, 1999

  I.     ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION           $600,000,000

                        AGE OF POOL (IN MONTHS)                               12

  II.    Delinquency Ratio

         Sum of Principal Balances (as of the Accounting Date)
            of all Receivables delinquent more than 30 days with
            respect to all or any portion of a Scheduled Payment
            as of the Accounting Date                                                        $20,085,770.83

         Aggregate Principal Balance as of the Accounting Date                              $449,719,422.90
                                                                                       ---------------------

         Delinquency Ratio                                                                                               4.46628938%
                                                                                                                  ==================


 III.    Average Delinquency Ratio

         Delinquency ratio - current Determination Date                                          4.46628938%

         Delinquency ratio - preceding Determination Date                                        4.45680476%

         Delinquency ratio - second preceding Determination Date                                 3.92190447%
                                                                                        --------------------


         Average Delinquency Ratio                                                                                       4.28166620%
                                                                                                                 ===================


  IV.    Default Rate

         Cumulative balance of defaults as of the preceding Accounting Date                                          $20,562,359.74

         Add:           Sum of Principal Balances (as of the Accounting Date)
                           of Receivables that became Liquidated Receivables
                           during the Monthly Period or that became Purchased
                           Receivables during Monthly Period (if delinquent more
                           than 30 days with respect to any portion of a Scheduled
                           Payment at time of purchase)                                                               $3,044,631.88
                                                                                                                  ------------------

         Cumulative balance of defaults as of the current Accounting Date                                            $23,606,991.62

                        Sum of Principal Balances (as of the Accounting Date)
                           of 90+ day delinquencies                                            4,646,174.72

                            Percentage of 90+ day delinquencies applied to defaults                  100.00%          $4,646,174.72
                                                                                        --------------------     -------------------

         Cumulative balance of defaults and 90+ day delinquencies as of
           the current Accounting Date                                                                               $28,253,166.34
                                                                                                                 ===================


  V.     Cumulative Default Rate as a % of Original Principal Balance
           (plus 90+ day delinquencies)

         Cumulative Default Rate - current Determination Date                                     4.7088611%

         Cumulative Default Rate - preceding Determination Date                                   4.1560387%

         Cumulative Default Rate - second preceding Determination Date                            3.6235632%



                                Page 1 (1998-C)

  VI.    Net Loss Rate

         Cumulative net losses as of the preceding Accounting Date                                                    $8,812,527.78

         Add:           Aggregate of Principal Balances as of the Accounting
                              Date (plus accrued and unpaid interest thereon to
                              the end of the Monthly Period) of all Receivables
                              that became Liquidated Receivables or that became
                              Purchased Receivables and that were delinquent
                              more than 30 days with respect to any portion of
                              a Scheduled Payment as of the Accounting Date                   $3,044,631.88
                                                                                        --------------------

                        Liquidation Proceeds received by the Trust                           ($1,707,557.56)          $1,337,074.32
                                                                                        --------------------     -------------------

         Cumulative net losses as of the current Accounting Date                                                     $10,149,602.10

                        Sum of Principal Balances (as of the Accounting Date)
                           of 90+ day delinquencies                                           $4,646,174.72

                              Percentage of 90+ day delinquencies applied to
                                 losses                                                               50.00%          $2,323,087.36
                                                                                        --------------------     -------------------

         Cumulative net losses and 90+ day delinquencies as of the current
           Accounting Date                                                                                           $12,472,689.46
                                                                                                                 ===================


  VII.   Cumulative Net Loss Rate as a % of Original Principal Balance
           (plus 90+ day delinquencies)

         Cumulative Net Loss Rate - current Determination Date                                                            2.0787816%

         Cumulative Net Loss Rate - preceding Determination Date                                                          1.8332440%

         Cumulative Net Loss Rate - second preceding Determination Date                                                   1.6046036%

 VIII.   Classic/Premier Loan Detail

                                                                     Classic                    Premier                   Total
                                                                     -------                    -------                   -----
         Aggregate Loan Balance, Beginning                        327,813,268.99           $136,896,387.98          $464,709,656.97
           Subsequent deliveries of Receivables                                                                                0.00
           Prepayments                                            ($3,858,094.38)            (1,587,037.91)           (5,445,132.29)
           Normal loan payments                                   ($4,347,041.24)            (2,153,428.66)           (6,500,469.90)
           Liquidated Receivables                                 ($2,220,838.25)              (823,793.63)           (3,044,631.88)
           Administrative and Warranty Receivables                          0.00                      0.00                     0.00
                                                                -----------------      --------------------      -------------------
         Aggregate Loan Balance, Ending                          $317,387,295.12           $132,332,127.78          $449,719,422.90
                                                                =================      ====================      ===================
         Delinquencies                                            $16,163,672.45              3,922,098.38           $20,085,770.83
         Recoveries                                                $1,204,621.20               $502,936.36            $1,707,557.56
         Net Losses                                                $1,016,217.05                320,857.27            $1,337,074.32

                                                                            Classic
                                                                            -------
       Aggregate Loan Balance, Beginning                                            --
         Subsequent deliveries of Receivables                                       --
         Prepayments                                                     (3,858,094.38)
         Normal loan payments                                            (4,347,041.24)
         Liquidated Receivables                                          (2,220,838.28)
         Administrative and Warranty Receivables                                    --

       Aggregate Loan Balance, Ending                    0.00                  #######
                                                                      =================
       Delinquencies                                     0.00            16,163,872.45
       Recoveries                                        0.00
       Net Losses                                        0.00             1,018,217.05



 VIII.   Other Information Provided to FSA

         A.       Credit Enhancement Fee information:

                  Aggregate Principal Balance as of the Accounting Date                     $449,719,422.90
                  Multiplied by:  Credit Enhancement Fee  (33 bp's) * (30/360)                       0.0275%
                                                                                        --------------------
                      Amount due for current period                                                                     $123,672.84
                                                                                                                  ==================


         B.       Dollar amount of loans that prepaid during the Monthly Period                                       $5,445,132.29
                                                                                                                  ==================

                  Percentage of loans that prepaid during the Monthly Period                                             1.21078433%
                                                                                                                  ==================



                                Page 2 (1998-C)

  IX.    Spread Account Information                                                                $                         %

         Beginning Balance                                                                   $38,250,921.05              8.50550790%

         Deposit to the Spread Account                                                        $2,572,839.57              0.57209883%
         Spread Account Additional Deposit                                                            $0.00              0.00000000%
         Withdrawal from the Spread Account                                                           $0.00              0.00000000%
         Disbursements of Excess                                                               ($507,831.59)            -0.11292187%
         Interest earnings on Spread Account                                                    $158,819.07              0.03531515%
                                                                                       ---------------------     -------------------

         Ending Balance                                                                      $40,474,748.10              9.00000001%
                                                                                       =====================     ===================

         Specified Balance pursuant to Section 3.03 of the
              Spread Account Agreement among Olympic Financial Ltd.,
              Arcadia Receivables Finance Corp., Financial Security
              Assurance Inc. and Norwest Bank Minnesota, National Association                $40,474,748.10              9.00000000%
                                                                                       =====================      ==================

   X.    Trigger Events

         Cumulative Loss and Default Triggers as of September 1, 1998

                                           Loss                        Default               Loss Event             Default Event
             Month                     Performance                   Performance             of Default              of Default
       ----------------------------------------------------------------------------------------------------------------------------
               3                          1.05%                          2.11%                  1.33%                   2.66%
               6                          2.11%                          4.21%                  2.66%                   5.32%
               9                          3.05%                          6.10%                  3.85%                   7.71%
               12                         3.90%                          7.79%                  4.92%                   9.84%
               15                         5.02%                         10.03%                  6.34%                  12.68%
               18                         6.04%                         12.07%                  7.63%                  15.25%
               21                         6.93%                         13.85%                  8.75%                  17.50%
               24                         7.70%                         15.40%                  9.73%                  19.45%
               27                         8.10%                         16.21%                 10.24%                  20.47%
               30                         8.43%                         16.86%                 10.65%                  21.29%
               33                         8.71%                         17.43%                 11.01%                  22.01%
               36                         8.96%                         17.92%                 11.32%                  22.63%
               39                         9.08%                         18.15%                 11.47%                  22.93%
               42                         9.17%                         18.34%                 11.58%                  23.16%
               45                         9.25%                         18.49%                 11.68%                  23.36%
               48                         9.31%                         18.62%                 11.76%                  23.52%
               51                         9.36%                         18.73%                 11.83%                  23.65%
               54                         9.41%                         18.81%                 11.88%                  23.76%
               57                         9.44%                         18.88%                 11.92%                  23.84%
               60                         9.46%                         18.93%                 11.95%                  23.91%
               63                         9.48%                         18.96%                 11.97%                  23.95%
               66                         9.49%                         18.98%                 11.99%                  23.98%
               69                         9.50%                         18.99%                 12.00%                  23.99%
               72                         9.50%                         19.00%                 12.00%                  24.00%
       ----------------------------------------------------------------------------------------------------------------------------


         Average Delinquency Ratio equal to or greater than 8.19%                               Yes________             No___X_____

         Cumulative Default Rate (see above table)                                              Yes________             No___X_____

         Cumulative Net Loss Rate (see above table)                                             Yes________             No___X_____

         Trigger Event that occurred as of a prior Determination Date
            is Deemed Cured as of current Determination Date                                    Yes________             No___X_____

  XI.    Insurance Agreement Events of Default

         To the knowledge of the Servicer, an Insurance Agreement
            Event of Default has occurred                                                       Yes________             No___X_____

         To the knowledge of the Servicer, a Capture Event has occurred and be continuing       Yes________             No___X_____

         To the knowledge of the Servicer, a prior Capture Event has been cured by
            a permanent waiver                                                                  Yes________             No___X_____

       IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                              ARCADIA  FINANCIAL  LTD.

                              By:
                                   --------------------------------------------

                              Name: Scott R. Fjellman
                                    -------------------------------------------
                              Title:  Vice President / Securitization
                                     ------------------------------------------



                                Page 3 (1998-C)